Exhibit 99.1

August 2024 Our Vision is to Improve Yours With topical ophthalmic therapies that are easier to use and easier to live with EYEN-COM-V2-0021

Forward-looking Statements Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions or any other statements relating to our future activities or other future events or conditions, including estimated market opportunities for our products, product candidates and platform technology. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and in some cases are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors discussed from time to time in documents which we file with the U.S. Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to, among other things: risks of our and our licensees’ clinical trials, including, but not limited to, the costs, design, initiation and enrollment, timing, progress and results of such trials; the timing and our licensees’ ability to submit applications for, obtaining and maintaining regulatory approvals for Mydcombi, clobetasol propionate and our product candidates; the potential advantages of Mydcombi, clobetasol propionate and our product candidates and platform technology and potential revenues from licensing transactions; the rate and degree of market acceptance and clinical utility of Mydcombi, clobetasol propionate and our product candidates; our estimates regarding the potential market opportunity for Mydcombi, clobetasol propionate and our product candidates; reliance on third parties to develop and commercialize Mydcombi , clobetasol propionate and certain of our product candidates; the ability of us and our partners to timely develop, implement and maintain manufacturing, commercialization and marketing capabilities and strategies for Mydcombi, clobetasol propionate and our product candidates; intellectual property risks; changes in legal, regulatory, legislative and geopolitical environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and our competitive position. Any forward-looking statements speak only as of the date on which they are made, and except as may be required under applicable securities laws, Eyenovia does not undertake any obligation to update any forward-looking statements. 2

Eyenovia: Our Vision is to Improve Yours



Optejet®: Topical Eye Medication Platform Technology

Designed for ease of use, enhanced tolerability, and compliance through digital technology

FDA-Approved Products

- **Mydcombi™** for pupil dilation
- **Clobetasol** for post-surgical inflammation and pain

Multiple Late-Stage Candidates in the Optejet

- Cyclosporine/Optejet (EYEN-510) for dry eye **SGN Nanopharma**
- Fonadelpar/Optejet (EYEN-520) for dry eye **Senju Pharmaceuticals**
- Clobetasol/Optejet (EYEN-530) for acute dry eye **Formosa Pharmaceuticals**
- MicroPine (atropine/Optejet) for pediatric progressive myopia. **Arctic Vision in China and Korea**

eyenovia

3

Recent and Near-Term Anticipated Corporate Highlights

3Q 2024

Dry Eye Collaborations

EYEN-510 (SGN Nanopharma)
EYEN-520 (Senju Pharmaceutical)
EYEN-530 (Formosa Pharmaceuticals)

MydCombi™ Launch

4Q 2024

MicroPine Phase 3 36-Month Data

Positive result could lead to an NDA filing late 2025
$3.0 billion US + China addressable market

Clobetasol Launch to 500 Offices

Advanced topical steroid with desirable efficacy, safety and dosing profile
Expected to provide immediate revenue; projected 3rd year market share of 4 - 6%
$1.3 billion US addressable market

Optejet Gen-2 Clinical Plan to FDA

30-day review prior to starting bridging study in early 2025

1Q 2025

FDA Meetings: MicroPine and Dry Eye Products

Commercial Production Gen-2 Device

eyenovia

4

Recognized Unmet Medical Need Current options are not appropriate for all patients and do not eliminate progression risk $3.0B market in the U.S. and China Major Clinical Milestone expected 4Q 2024 In-House Manufacturing CMO manufactures drug products Device and Sterile Fill and Finish by Eyenovia Strong IP, Non-Substitutable Unique FDA form with design and method patents through 2041 Optejet Technology Easy to use and self-administer with digital capability to track adherence and compliance MicroPine Is Our Premier Near-Term Opportunity in the Multi-Billion Dollar Pediatric Progressive Myopia Market (Atropine Ophthalmic Spray) 5

6 • Begins in early childhood, with genetic link or environmental factors1 • Elongation of the eye with morbidity and vision problems2 • Currently no FDA-approved drug therapies to slow myopia progression 1 Jones LA, Sinnott LT, Mutti DO, Mitchell GL, Moeschberger ML, Zadnik K. Parental history of myopia, sports and outdoor activities, and future myopia. Invest Ophthalmol Vis Sci. 2007 Aug;48(8):3524-32. 2 Eye and Contact Lens. 2004; 30 3 Theophanous C. Myopia Prevalence and Risk Factors in Children. Clinical Ophthalmology. December 2018. U.S. Census Bureau, Current Population Survey, Annual Social and Economic Supplement, 2019. Progressive Myopia is a Global Epidemic That Can Lead to Vision Loss and Blindness if Not Controlled

7 Approximately 5 Million Children are at High Risk for Vision Loss Without Effective Intervention -1.4 D Mean Diopters at 9-Years-Old Donovan L. et al., Myopia progression rates in urban children wearing single-vision spectacles. Optom Vis Sci. 2012 Jan;89(1):27-32. 0 0.25 0.5 0.75 1 1.25 1.5 1.75 2 2.25 2.5 2.75 3 3.25 3.5 3.75 4 4.25 4.5 4.75 5 5.25 5.5 5.75 6 6.25 6.5 6.75 7 7.25 7.5 7.75 8 8.25 8.5 8.75 9 9.25 9.5 9.75 10 Predicted Myopic Progression Rates of Untreated 9-Year-Old Children Over 3 Years -4.45 D Mean Diopters at 12-Years-Old 25% of Children could be expected to be -4.5 D or higher Significant, vision - threatening Myopia 48% of Children Considerable Myopia Still Needing Treatment 27% of Children Little to no myopia -1.05 D annual change in diopters for untreated 9-Year-Old children -3.15 D change average over three years for 9-Year-Old children -D Change

8 Lenses are Today the Only FDA-Approved Treatment 1. Optometry and Vision Science94(6):638-646, June 2017 2. Int J Health Sci (Qassim). 2013 Nov;7(3):291-9. doi: 10.12816/0006057 Approved Devices Over 75% of optometrists, however, feel that using contact lenses in patients under 10 years of age is not appropriate. Microbial keratitis being a serious concern for contact lens wearers. 1 A 2012 study showed that two thirds of children did not comply with wearing their vision correcting spectacles due to various reasons (Dislike, Lost/Broken, Feel Unnecessary, Teasing)2 Efficacy “Evaluating children who were prescribed MiSight® 1 day at the study’s initiation, 23% of eyes after year six displayed a total refractive change of less than -0.25D (spherical equivalent)…” “Essilor® Stellest® lenses slow down myopia progression by 67% on average, compared to single vision lenses…” Approximate cost to patient $1800 per year for visits and lenses [$700 lens cost to physician] Approximate cost to patient $1800 to $2600 per year depending on severity [$200 lens cost to physician]

9 Atropine eyedrops have been observed to slow myopia progression in children1 1. Chia A, Chua WH, Cheung YB, et al. Atropine for the treatment of childhood Myopia: Safety and efficacy of 0.5%, 0.1%, and 0.01% doses (Atropine for the Treatment of Myopia 2). Ophthalmology 2012;119:347-354 ATOM-1 Results 400 Subjects LAMP-1 Results 438 Subjects There are currently no FDA-approved pharmaceutical options

Eye Doctors are using Compounded Atropine Off-label to Treat Myopia Patients


OPTOMETRISTS (N = 316)
Which of the following is your preferred and most used myopia management treatment?
29.7%
23.1%
22.5%
10.1%
8.9%
5.7%
Soft Contact Lenses
Ortho-K
Atropine
Combination Treatments
Spectacles
Lifestyle
eyes on
The 2023 Myopia Report
Published April 2023


WHICH TREATMENT INTERVENTIONS DO YOU CURRENTLY PRESCRIBE TO MANAGE PROGRESSIVE MYOPIA IN CHILDREN AND ADOLESCENTS?
N=293
78.8%
68.8%
55.8%
54.8%
44.2%
41.8%
41.4%
32.9%
26.4%
13.4%
6.5%
Multifocal Soft Contact Lenses
More Time Outdoors
Topical Low-Dose Atropine
Visual Hygiene Changes
Single Vision Eyeglasses
Blue-light Blocker Eyeglasses
Progressive Eyeglasses
Orthokeratology
Combo- therapy (e.g., atropine + OrthoK)
Executive Bifocal Eyeglasses
Other
Published Jan 2024
Jobson OPTICAL RESEARCH

11 Target Product Profile • 60% reduction in myopia progression with minimal rebound after one year • One spray per each eye daily; easy enough for children to use without supervision • Comfortable to instill with minimal impact on the ocular surface • Very low systemic exposure, an important consideration for a multi-year therapy in small children • Optecare compliance system provides dosing reminders and product use history for doctors to improve treatment success • Estimated 90% margins based on NSP of $200/month with COGS of $20/month The Premier Drug+Device Product Candidate for Progressive Myopia MICROPINE (atropine ophthalmic spray)

12 CHAPERONE The Single Phase 3 Trial Required for FDA Approval • Three arms dosed with 8 microliter ophthalmic spray: placebo, 0.01%, and 0.1% atropine • Myopic children in the U.S. between the ages of 3 and 13 at risk for progression • MicroPine self-administered with the Optejet as one spray in each eye at night • Three years to efficacy endpoint – myopia progression of less than 0.5 diopters • Well tolerated; adverse events are infrequent and mild with no SAEs related to drug treatment. Therapy compliance appears higher than what has been seen historically with eye drop studies.

Treatment Compliance via the Optecare™ System is What Makes MicroPine Special

- Only MicroPine comes with built-in Optecare™ technology to track and communicate patient compliance data
- In CHAPERONE, the daily treatment compliance of the first 28 subjects was well above what was predicted
- Treatment adherence and compliance is typically a primary determinant of therapy success
- Payers are strongly motivated to include therapies on formulary that improve outcomes[1]



Six-Month Daily Treatment Compliance
28 Subjects Age 6 – 13 YO1
Compliance Rate %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Average of compliance using Optejet in CHAPERONE (88%)
Average of compliance rates from published ophthalmic studies2
Average of compliance rates from published pediatric studies3
0
5
10
15
20
25
Subject Number

1 Data on file with Eyenovia. 2 Naito 2018: Naito T, Yoshikawa K, Namiguchi K, Mizoue S, Shiraishi A, et al. (2018) Comparison of success rates in eye drop instillation between sitting position and supine position. PLOS ONE 13(9): e0204363. Patel 1995: Patel SC, Spaeth GL. Compliance in patients prescribed eyedrops for glaucoma. Ophthalmic Surg. 1995 May-Jun;26(3):233-6. Winfield, 1990: Winfield AJ, Jessiman D, Williams A, Esakowitz L. A study of the causes of non-compliance by patients prescribed eyedrops. Br J Ophthalmol. 1990 Aug;74(8):477-80. 3. Matsui, 1997: Matsui DM. Drug compliance in pediatrics. Clinical and research issues. Pediatr Clin North Am. 1997 Feb;44(1):1-14.

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14 Potential Peak Sales of Over One Billion Dollars 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Number of Potential Users 5,000,000 5,050,000 5,100,500 5,151,505 5,203,020 5,255,050 5,307,601 5,360,677 5,414,284 5,468,426 Approx. Market Share 0.5% 1% 2% 4% 6% 7% 8% 9% 10% 10% Cartridge Units 150,000 375,000 937,500 1,640,625 2,460,938 3,076,172 3,537,598 4,068,237 4.678,473 5,380,244 Product Price (Net of Rebates) $200.00 $200.00 $200.00 $200.00 $200.00 $200.00 $200.00 $200.00 $200.00 $200.00 Gross Sales $30,000,000 $75,000,000 $187,500,000 $328,125,000 $492,187,500 $615,234,375 $707,519,531 $813,647,461 $935,694,580 $1,076,048,767 Assumptions - Potential users based on number of children at high risk of progressive myopia in the U.S. - $400 net monthly price less up to 50% rebates (typical for new products in ophthalmology) - Eight cartridges per year per patient (“cartridge stretching”) - Base could be sold to physicians at cost as a possible practice builder

15 MicroPine Planned Development Timeline 4Q 2024 2025 2026 2027 File NDA If positive and statistically significant, meet with FDA and continue with one-year additional safety study Output from Analysis of ~240 Patients Potential Approval

Introducing the Optejet®
The Only FDA-Approved Ophthalmic Digital Drug Delivery Platform



- Patented digital device platform technology
- Unique, class-leading drug products
- High-value product pipeline addressing areas of significant medical and market need
- Multi-faceted business model with revenue from direct sales and licensing agreements



Optejet® with microdose array print technology

- Designed to address issues with ease-of-use and dosing precision
- Delivers efficacy while improving tolerability and reducing side effects[1]
- Digital Optecare™ capabilities[2]

eyenovia

1. Wirta DL, Walters TR, Flynn WJ, Rathi S, Ianchulev T. Mydriasis with micro-array print touch-free tropicamide-phenylephrine fixed combination MIST: pooled randomized Phase III trials. Ther Deliv. 2021 Mar;12(3):201-214.
2. Optecare is Eyenovia's suite of digital compliance and adherence capabilities

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17 The Optejet® Consists of a Replaceable Cartridge (COGS of $20) and Durable Base Spray nozzle with 109 laser-drilled ports Shutter Activation button Ergonomic design Proprietary, pre-filled drug cartridge manufactured by Eyenovia Optejet uses technology similar to that of Inkjet printers to “print” microdroplets of drug onto the eye, using ¼ of the dose of conventional eye drops to maintain efficacy and minimize tolerability issues

18 The Optejet Delivers 80% Less Drug Volume Than Eye Droppers Sufficient for efficacy while improving benefits from reducing excessive exposure to both drugs and preservatives 1,2 1 Wirta D. et al, Presentation at 2019 ASCRS meeting | 2 Ianchulev T. et al, Therapeutic Delivery 2018 | 3 Hamrah, P. et al. Cytotoxicity Evaluation for BAK-preserved Latanoprost Delivered By Drop vs. Microdose Array Print Technology. ARVO 2023 poster. New Orleans, LA| 4 The impact of precision spray dosing of netarsudil 0.02% can be seen when compared to a single drop of the same drug. Improves Local Tolerability and Decreases Systemic Exposure4 Minimizes Excessive Drug Exposure to Ocular Tissues3 When tolerability is poor, patients are very likely to discontinue their medication or put pressure on the ophthalmologist to change their treatment5 3 4

19 Optejet Digital Technology is Optecare The Optejet® is capable of automatically tracking usage OPTECARE: Multiple Benefits for All Stakeholders PATIENT • Reminders to take medicine • Ability to track compliance progress • Opportunity for brand-specific encouragement • May be monetized through app subscription service PHYSICIAN • Ability for quicker action with more accurate data • Opportunity for billing: CPT Code (98980) for monthly check of compliance data PAYER • Cost savings: Less likely to have patient on second medication if compliance is the issue • Better outcomes: Compliance with drug therapy shown to slow disease progression1 1 Shu YH et al. Topical Medication Adherence and Visual Field Progression in Open-angle Glaucoma. J Glaucoma 2021

20 Broad Intellectual Property Portfolio • Key claims covered with multiple patents – 18 US Patents Issued; 8 pending – 89 foreign issued; 33 pending – Many in effect to 2041 • Clinical data and regulatory approval adds another layer of IP

Multiple Collaborations and Licensing Opportunities In Large Markets

	Target Market	Partner or Status	United States Addressable Market
Collaboration Agreements and Potential Opportunities	Glaucoma	• **EYEN-610** (Open Phase 2 IND for latanoprost in combination with the Optejet)	\$2.7B[1]
	Acute Dry Eye	• **EYEN-530** (Formosa Pharmaceuticals, potentially superior clinical profile with BID dosing, Phase 3)	\$0.6B[2]
	Chronic Dry Eye	• **EYEN-510** (SGN Nanopharma, faster acting cyclosporin; Phase 2b) • **EYEN-520** (Senju, peroxisome proliferator-activated receptor delta agonist, Phase 2b)	\$5.5B[2]

eyenovia

1. Estimates from IQVIA Sales Data | 2. Eyenovia Estimates chronic dry eye is 90% and acute is 10% of total dry eye market of \$6.1B (Dry Eye Disease Market (Jan 2024) Transparency Market Research. Available at: https://www.transparencymarketresearch.com/sample/sample.php?flag=S&rep_id=26096)

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Three Product Candidates Addressing Distinct Market Segments in Dry Eye with the Optejet

Foundational Therapy

SGN NANOPHARMA

EYEN-510
MNP Cyclosporine

Faster-acting Immunomodulator inhibiting the production of cytokines involved in the regulation of T-cell activation.[1]

Adjunctive Therapy

SENJU

EYEN-520
Fonadelpar

Promotes wound healing after and block corneal fibrosis.[2,3] Reduce symptoms of meibomian gland dysfunction and expression level of inflammatory cytokines[4]

Flare-Ups

EYEN-530
Clobetasol

Inhibits release of pro-inflammatory cytokines & chemokines stimulating the release of anti-inflammatory cytokines eyenovia

1. Russell G, Graveley R, Seid J, al-Humidan AK, Skjodt H. Mechanisms of action of cyclosporine and effects on connective tissues. Semin Arthritis Rheum. 1992 Jun;21(6 Suppl 3 2. Zhou HY, Zhang WS, Bi MM, Wu J. The molecular mechanisms of action of PPAR-γ agonists in the treatment of corneal alkali burns (Review). Int J Mol Med 2016;38(4):1003-1011 3. Yoshikuni Nakamura, Takahiro Nakamura, Takeshi Tarui, Jun Inoue, Shigeru Kinoshita,Functional Role of PPARδ in Corneal Epithelial Wound Healing, The American Journal of Pathology.80(2) 2012. 4. Mu PY, Chu CC, Yu D, Shao Y, Zhao SZ. PPARγ: the dominant regulator among PPARs in dry eye lacrimal gland and diabetic lacrimal gland. Int J Ophthalmol. 2020 Jun 18;13(6):860-869

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23 Clobetasol Propionate Ophthalmic Suspension 0.05% FDA-APPROVED For the treatment of post-operative inflammation and pain following ocular surgery This presentation is not an advertisement for clobetasol propionate.

Safety Information IMPORTANT SAFETY INFORMATION: Clobetasol Propionate Ophthalmic Suspension 0.05% is indicated for the treatment of post-operative inflammation and pain following ocular surgery. CONTRAINDICATIONS: Most active viral diseases of the cornea and conjunctiva, including epithelial herpes simplex keratitis (dendritic keratitis), vaccinia, and varicella, and also in mycobacterial infection of the eye and fungal diseases of ocular structures. WARNINGS AND PRECAUTIONS: Intraocular Pressure (IOP) Increase: Prolonged use of corticosteroids may result in glaucoma with damage to the optic nerve, defects in visual acuity and fields of vision. Steroids should be used with caution in the presence of glaucoma. If this product is used for 10 days or longer, IOP should be monitored. Cataracts: Prolonged use of corticosteroids may result in posterior subcapsular cataract formation. Delayed Healing: The use of steroids after cataract surgery may delay healing and increase the incidence of bleb formation. Corneal and Scleral Melting: In those diseases causing thinning of the cornea or sclera, perforations have been known to occur with the use of topical steroids. The initial prescription and renewal of the medication order should be made by a physician only after examination of the patient with the aid of magnification, such as slit lamp biomicroscopy, and where appropriate, fluorescein staining. Bacterial Infections: Prolonged use of corticosteroids may suppress the host response and thus increase the hazard of secondary ocular infections. In acute purulent conditions, steroids may mask infection or enhance existing infection. If signs and symptoms fail to improve after 2 days, the patient should be reevaluated. Viral Infections: Employment of a corticosteroid medication in the treatment of patients with a history of herpes simplex requires great caution. Use of ocular steroids may prolong the course and may exacerbate the severity of many viral infections of the eye (including herpes simplex). Fungal Infections: Fungal infections of the cornea are particularly prone to develop coincidentally with long-term local steroid application. Fungus invasion must be considered in any persistent corneal ulceration where a steroid has been used or is in use. Fungal culture should be taken when appropriate. ADVERSE REACTIONS: Ocular adverse reactions occurring in ≥ 1% of subjects in clinical studies who received clobetasol propionate ophthalmic suspension 0.05% included eye inflammation (2%), corneal edema (2%), anterior chamber inflammation (2%), cystoid macular edema (2%), intraocular pressure elevation (1%), photophobia (1%) and vitreous detachment (1%). Many of these reactions may have been the consequence of the surgical procedure. PLEASE GO TO CLOBETASOLBID.COM FOR FULL PRESCRIBING INFORMATION 24

Expected to Provide Near-Term Revenue to Fund Optejet Projects 25 Ophthalmology’s First New Steroid in 15 Years Physicians now have access to a well-characterized steroid with an advantageous profile * https://www.formosapharma.com/technology/ Clobetasol Propionate Ophthalmic Suspension 0.05%, BID Strong efficacy in pain relief and inflammation reduction Safety and tolerability with low incidence of IOP spikes Simplicity for patients with twice-a-day dosing Patented APNT* Science Guaranteed access for all patients regardless of insurance status

26 Clobetasol Utilizes APNT* Technology * https://www.formosapharma.com/technology/ Clobetasol Propionate Ophthalmic Suspension 0.05%, BID Active ingredient is milled down with salts and sugars to nanoparticle size Active Pharmaceutical Nanoparticle Technology: Increases dissolution • Increases bioavailability Stable and excellent dispersion properties Clobetasol Propionate No Shaking Required Other Steroids

27 Rapid and Sustained Ocular Pain Relief and Clearance of Inflammation Percent of Patients with Complete Resolution of Pain at Post-Operative Days 4, 8, and 15 81.4% 84.7% 88.5% 47.4% 44.5% 45.8% 0% 20% 40% 60% 80% 100% POD4 POD8 POD15 Percent of Patients with Anterior Chamber Cell Count = 0 at Post-Operative Days 8 and 15 31.1% 58.2% 12.3% 17.3% 0% 20% 40% 60% 80% POD8 POD15 Clobetasol Propionate Placebo N=366 N=382

0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 1.5% Dexamethasone 0.05% Clobetasol 0.1% Dexamethasone + DuraSite 0.1 % Inveltys 0.5% Lotemax 0.05% Durezol % of Patients Pain Free Day 15 A Larger Separation Between Active and Placebo Groups May Not Be Indicative of Relative Efficacy 28 Ratio of Patients Pain-Free at Day 15 Post-Op Summary of Published Studies QD QID 2.2x 1.4x 1.8x 1.4x 1.8x 0.05% Clobetasol2 0.1% Dexamethasone + DuraSite3 0.1% Inveltys4 0.5% Lotemax5 0.05% Durezol6 BID 1. https://www.sec.gov/Archives/edgar/data/1953530/000119312523206201/d519954d424b3.htm 2. https://clobetasolbid.wpenginepowered.com/wp-content/uploads/2024/03/Clobetasol-Prescribing-Information.pdf 3. Evaluate ISV-305 Compared to Vehicle for Treatment of Inflammation and Pain Associated With Cataract Surgery https://www.clinicaltrials.gov/study/NCT03192150?tab=results 4. Inveltys Package Insert https://www.inveltys.com/pdf/inveltys-prescribing-information.pdf 5. Lotemax package insert https://clinicaltrials.gov/study/NCT01060072? 6. Durezol package insert https://clinicaltrials.gov/study/NCT01060072? Head-to-head comparisons are not anticipated. 1.04x 1.5% Dexamethasone1 ACTIVE PLACEBO

0% 10% 20% 30% 40% 50% 60% 70% 1.5% Dexamethasone 0.05% Clobetasol1 0.1% Dexamethasone + DuraSite2 0.1 % Inveltys3 0.5% Lotemax4 0.05% Durezol5 % of Patients Pain Free Day 15 29 Ratio of Patients with No Inflammation Day 15 Post Op (ACC Grade = 0) Summary of Published Studies QD QID 3.5x 3.0x 1.9x 1.9x 3.4x 0.05% Clobetasol2 0.1% Dexamethasone + DuraSite3 0.1% Inveltys4 0.5% Lotemax5 0.05% Durezol6 BID 1. https://www.sec.gov/Archives/edgar/data/1953530/000119312523206201/d519954d424b3.htm 2. https://clobetasolbid.wpenginepowered.com/wp-content/uploads/2024/03/Clobetasol-Prescribing-Information.pdf 3. Evaluate ISV-305 Compared to Vehicle for Treatment of Inflammation and Pain Associated With Cataract Surgery https://www.clinicaltrials.gov/study/NCT03192150?tab=results 4. Inveltys Package Insert https://www.inveltys.com/pdf/inveltys-prescribing-information.pdf 5. Lotemax package insert https://clinicaltrials.gov/study/NCT01060072? 6. Durezol package insert https://clinicaltrials.gov/study/NCT01060072? Head-to-head comparisons are not anticipated. 2.4x 1.5% Dexamethasone1 ACTIVE PLACEBO A Larger Separation Between Active and Placebo Groups May Not Be Indicative of Relative Efficacy

1. https://clobetasolbid.wpenginepowered.com/wp-content/uploads/2024/03/Clobetasol-Prescribing-Information.pdf 30 Low Rate of Adverse Reactions with Clobetasol All of Which Occurred in 2% or Fewer Patients1 Many of these reactions may have been consequences of the surgical procedure Eye Inflammation (2%) Corneal Edema (2%) Anterior Chamber Inflammation (2%) Cystoid Macular Edema (2%) Intraocular Pressure Elevation (1%) Photophobia (1%) Vitreous Detachment (1%)

Sales force is identifying 500 offices who are ready to prescribe and/or stock clobetasol 31 Clobetasol Commercial Strategy ACTIVATING CUSTOMERS Q3 2024 MINIMIZING BARRIERS TO Rx Pricing similar to current patient out-of-pocket costs No insurance necessary Controlled distribution via e-pharmacy familiar to ophthalmologists No call backs - No prior authorizations - No hassle to offices

32 MydCombi Ophthalmic Spray (1% tropicamide and 2.5% phenylephrine) FDA-APPROVED For short-term in-office or pre-surgical pupil dilation This presentation is not an advertisement for MYDCOMBI.

Safety Information IMPORTANT SAFETY INFORMATION: MYDCOMBI (tropicamide and phenylephrine hydrochloride ophthalmic spray) 1%/2.5% is indicated to induce mydriasis for routine diagnostic procedures and in conditions where short term pupil dilation is desired. CONTRAINDICATIONS: Known hypersensitivity to any component of the formulation. WARNINGS AND PRECAUTIONS: FOR TOPICAL OPHTHALMIC USE. NOT FOR INJECTION. This preparation may cause CNS disturbances which may be dangerous in pediatric patients. The possibility of psychotic reaction and behavioral disturbance due to hypersensitivity to anticholinergic drugs should be considered. Mydriatics may produce a transient elevation of intraocular pressure. Significant elevations in blood pressure have been reported. Caution in patients with elevated blood pressure. Rebound miosis has been reported one day after installation. Remove contact lenses before using. DRUG INTERACTIONS: Atropine-like Drugs: May exaggerate the adrenergic pressor response. Cholinergic Agonists and Ophthalmic Cholinesterase Inhibitors: May interfere with the antihypertensive action of carbachol, pilocarpine, or ophthalmic cholinesterase inhibitors. Potent Inhalation Anesthetic Agents: May potentiate cardiovascular depressant effects of some inhalation anesthetic agents. ADVERSE REACTIONS: Most common ocular adverse reactions include transient blurred vision, reduced visual acuity, photophobia, superficial punctate keratitis, and mild eye discomfort. Increased intraocular pressure has been reported following the use of mydriatics. Systemic adverse reactions including dryness of the mouth, tachycardia, headache, allergic reactions, nausea, vomiting, pallor, central nervous system disturbances and muscle rigidity have been reported with the use of tropicamide. PLEASE GO TO MYDCOMBI.COM FOR FULL PRESCRIBING INFORMATION 33

34 Spray nozzle with 109 laser-drilled ports Mist button Proprietary, pre-filled and replaceable drug cartridge containing tropicamide and phenylephrine Fill button Base Unit with rechargeable battery Cartridge Base Proprietary, pre-filled drug cartridge manufactured by Eyenovia MydCombi (1% tropicamide and 2.5% phenylephrine) ophthalmic spray A Milestone for Eyenovia with the First FDA-Approval of Optejet® Technology

35 • Up to eight times less drug used compared with two eye drops • In two Phase 3 studies, pupil dilation achieved by MYDCOMBI was statistically superior to tropicamide or phenylephrine administered alone • Nearly all (94%) subject eyes achieved clinically significant effect compared to 78% of eyes administered tropicamide or 1.6% of eyes administered phenylephrine1 • Only 1 of 131 subjects reported eye stinging upon use Fast, Effective Pupil Dilation Without the Sting or Mess MydCombi Tropicamide Phenylephrine Placebo 1. Pupil diameter greater or equal to 6mm at 35-minutes post-spray

Target MydCombi offices have been selected based on interest in Optejet technology Offices are introduced to MydCombi and Optejet technology by Key Account Manager Key Account Managers ensure seamless implementation from drop bottles to MydCombi Expanded sales team aiming to introduce MydCombi to 200 additional offices before 2025 36 MydCombi Office Outreach 1 4 6 10 8 42 70 270 0 50 100 150 200 250 300 0 2 4 6 8 10 12 Q1 Q2 Q3 Q4 Key Account Managers Customer Accounts

37 NASDAQ: EYEN Optejet® Topical Eye Medication Platform Technology Major Upcoming Milestone in Pediatric Myopia, a market worth $3B in the US and CHINA Two FDA-approved Products that are being launched by 10-person salesforce Late-Stage Candidates in Dry Eye and Glaucoma, both are multi-billion dollar markets Our Vision is to Improve Yours

38 Financial Snapshot - June 2024 Nasdaq: EYEN Common Shares Outstanding 55.8M Equity Grants Outstanding Under Stock Plans 7.0M Convertible Notes 2.3M Warrants 10.9M Fully Diluted Shares 76.0M Cash $2.3M Debt (up to $5.0M may be paid through the convertible notes) $14.8M